                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                VALUE LINE, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         Common Stock
         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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                                VALUE LINE, INC.

                              220 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  ------------

                              TO THE SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of the Shareholders of
Value Line, Inc. (the "Company") will be held on October 14, 2004, at 9:30 a.m.
at the New York Helmsley Hotel, Turtle Bay Room, 212 East 42nd Street, 3rd
Floor, New York, NY 10017 for the following purposes:

     1. To elect nine directors of Value Line, Inc.; and

     2. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on September 17, 2004 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

     We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided or by casting your vote in person at the meeting.

                                          By order of the Board of Directors

                                          HOWARD A. BRECHER,
                                          Vice President and Secretary

New York, New York
September 23, 2004

                                VALUE LINE, INC.

                              220 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                                  ------------

               ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 14, 2004

                                  ------------

                                 PROXY STATEMENT

     The following information is furnished to each shareholder in connection with the foregoing Notice of Annual Meeting of Shareholders of Value Line, Inc.
(the "Company") to be held on October 14, 2004. The enclosed proxy is for use at the meeting and any adjournments thereof. This Proxy Statement and the form of proxy are being mailed to shareholders on or about September 23, 2004.

     The enclosed proxy is being solicited by and on behalf of the Board of
Directors of the Company. A proxy executed on the enclosed form may be revoked by the shareholder at any time before the shares are voted by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. The shares represented by all proxies which are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted for the election of the Board's nominees as
Directors.

     The expense in connection with the solicitation of proxies will be borne by the Company.

     Only holders of Common Stock of record at the close of business on
September 17, 2004 will be entitled to vote at the meeting. On that date, there were 9,981,600 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

     Under the New York Business Corporation Law (the "BCL") and the Company's
By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the
Annual Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Company's By-Laws, the nominees standing for election as directors will be elected by a plurality of the votes cast and each other matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Company's Certificate of Incorporation or
By-Laws. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the nominees standing for election as directors have been elected and whether each other matter has been approved.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of September 17, 2004 as to shares of the Company's Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock.

         NAME OF                     NUMBER OF SHARES      PERCENTAGE OF SHARES
     BENEFICIAL OWNER               BENEFICIALLY OWNED     BENEFICIALLY OWNED(1)
--------------------------------   --------------------   ----------------------
Arnold Bernhard & Co., Inc.(1)          8,630,732                 86.47%
220 East 42nd Street
New York, NY 10017

------------
(1)  Jean Bernhard Buttner, Chairman of the Board, President and Chief Executive
     Officer of the Company, owns all of the outstanding voting stock of Arnold
     Bernhard & Co., Inc.

     The following table sets forth information as of August 31, 2004 with respect to shares of the Company's Common Stock owned by each nominee for director of the Company, by each executive officer listed in the Summary
Compensation Table and by all executive officers and directors as a group.

        NAME AND ADDRESS               NUMBER OF SHARES    PERCENTAGE OF SHARES
      OF BENEFICIAL OWNER             BENEFICIALLY OWNED   BENEFICIALLY OWNED(1)
      -------------------             ------------------   ---------------------
Jean Bernhard Buttner ..............         100(1)                 *
Marianne Asher .....................         -0-                    *
Edgar A. Buttner ...................         100                    *
Harold Bernard, Jr. ................         452                    *
Herbert Pardes .....................         100                    *
Edward J. Shanahan .................         -0-                    *
Samuel Eisenstadt ..................         100                    *
David T. Henigson ..................         150                    *
Howard A. Brecher ..................         200                    *
Stephen R. Anastasio ...............         100                    *
All directors and executive officers
 as a group (10 persons) ...........       1,302(1)                 *

------------
* Less than one percent

(1)  Excludes 8,630,732 shares (86.47% of the outstanding shares) owned by
     Arnold Bernhard & Co., Inc.

                             ELECTION OF DIRECTORS

     At the meeting, nine directors are to be elected. If no contrary indication is made, the persons named in the enclosed proxy will vote for the election of the nominees listed below. If any nominee shall become unavailable for reasons presently unknown, the proxy will be voted for the election of the other nominees named herein and may be voted for the election of a substitute nominee.

     During the fiscal year ended April 30, 2004, there were four meetings of the Board of Directors. Each director attended at least 75% of the meetings held during the year of the Board of Directors and of each committee on which he or she served. The Company does not have a policy on attendance by directors at the Company's Annual Meeting. All of the current directors attended the
Company's 2003 Annual Meeting.

     The Board of Directors has established an Audit Committee which consists of Harold Bernard, Jr., Herbert Pardes, M.D. and Marion N. Ruth. All members of the Audit Committee are independent, as independence for audit committee members is defined in the NASDAQ Stock Market's listing standards. The
Committee held two meetings during the year ended April 30, 2004 to discuss audit and financial reporting matters with both management and the Company's independent public accountants.

     The Board of Directors has determined that no member of the Audit
Committee is an "audit committee financial expert" (as defined in the rules and regulations of the Securities and Exchange Commission). The current members of the Audit Committee have each served on the Audit Committee for a minimum of four years and the Board of Directors believes that the experience and financial sophistication of the members of the Audit Committee are sufficient to permit the members of the Audit Committee to fulfill the duties and responsibilities of the Audit Committee. All members of the Audit Committee meet the Nasdaq Stock Market's audit committee financial sophistication requirements. The Board of Directors has adopted a written charter for the
Audit Committee, a copy of which is attached to this proxy statement as
Appendix A.

     The Board of Directors has also established a Compensation Committee consisting of Marion N. Ruth, Howard A. Brecher and David T. Henigson. The
Committee held its annual meeting following the close of the 2003 fiscal year to consider the compensation of the Chief Executive Officer.

     The Company does not have a standing nominating committee. Nominations are made by the Board of Directors. The Board feels it is appropriate for the full
Board to serve this function because the Company has a relatively small Board, making action by committee members unnecessary for purposes of managing nominations. The Board does not have a charter governing its nominating function.

     The Board's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company.
Additionally, the Board will consider persons recommended by stockholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting
Board nominees. Mr. Shanahan's nomination was recommended by the Company's
Chief Executive Officer.

     To be considered in the Board's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the anniversary of the date the proxy statement for the previous year's annual meeting was first distributed to stockholders.
Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recom-

mended for consideration by the Board as Board nominees should be persons of good character and integrity and must also have been nominated by persons of good character and integrity. The Board also believes potential directors should possess knowledge and experience suitable to the business activities in which the Company and its subsidiaries engage.

     Any shareholder or other interested party who desires to communicate with any director may do so by writing the director, c/o Value Line, Inc., 220 East
42nd Street, New York, NY 10017.

     A director who is also an employee of the Company receives no compensation for his service on the Board in addition to that compensation which he receives as an employee. For fiscal 2004, a director who was not an employee of the
Company was paid a director's fee of $3,000 per year plus $1,750 for each Board meeting attended and $2,500 for each Audit Committee meeting attended.

     Although the Nasdaq National Market System listing requirements require that a majority of the board of directors be comprised of independent directors, there is an exemption for "controlled companies", which are companies of which more than 50% of the voting power is held by an individual, a group or another company. Because Arnold Bernhard & Co., Inc. owns 86.47% of the outstanding stock of the Company, the Company is a "controlled company" and is not subject to this requirement.

     Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

                                                                                              DIRECTOR
              NOMINEE, AGE AS OF SEPTEMBER 23, 2004 AND PRINCIPAL OCCUPATION                   SINCE
              --------------------------------------------------------------                   -----

Jean Bernhard Buttner* (69). Chairman of the Board, President, and Chief Executive and         1982
Operating Officer of the Company and Arnold Bernhard & Co., Inc.; Chairman of the Board
and President and Director or Trustee of each of the 14 Value Line Funds.

Marianne B. Asher (38). Private investor. Director of Arnold Bernhard & Co., Inc. since        2004
2004. Mrs. Asher is a daughter of Jean Bernhard Buttner.

Harold Bernard, Jr. (73). Attorney-at-law. Retired Administrative Law Judge, National          1982
Labor Relations Board. Director of Arnold Bernhard & Co., Inc. Judge Bernard is a
cousin of Jean Bernhard Buttner.

Dr. Edgar A. Buttner (42). Postdoctoral Fellow, Harvard University since 2003; Research        2003
Associate, McLean Hospital, 2002-2003; Postdoctoral Fellow, Massachusetts Institute of
Technology, 1997-2001. Director of Arnold Bernhard & Co., Inc. since 2003. Dr. Buttner is the son of Jean Bernhard Buttner.

Samuel Eisenstadt (82). Senior Vice President and Research Chairman of the Company.            1982

Howard A. Brecher* (50). Vice President of the Company since 1996 and Secretary since          1992
1992; Secretary, Treasurer and General Counsel of Arnold Bernhard & Co., Inc. since 1991,
Director since 1992 and Vice President since 1994.

David T. Henigson* (47). Vice President of the Company since 1992 and Treasurer since          1992
1994; Director of Compliance and Internal Audit of the Company since 1988; Vice President of each of the 14 Value Line Funds since 1992 and Secretary and Treasurer since 1994; Vice
President and Director of Arnold Bernhard & Co., Inc. since 1992.

Dr. Herbert Pardes (70). President and CEO of New York-Presbyterian Hospital since 2000;       2000
Vice President for Health Sciences and Dean of the Faculty of Medicine at the College of
Physicians & Surgeons of Columbia University (1989-2000).

Edward J. Shanahan (61). President and Headmaster, Choate Rosemary Hall (boarding school); Director, Foundation for Greater Opportunity (not-for-profit charter school).

------------
* Member of the Executive Committee.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended April 30,
2004, 2003 and 2002 of the chief executive officer of the Company and each of the other executive officers of the Company who were serving at April 30, 2004.

                                                     ANNUAL COMPENSATION
NAME AND                              FISCAL    -----------------------------         ALL OTHER
PRINCIPAL POSITION                     YEAR      SALARY ($)     BONUS (A)($)     COMPENSATION (B) ($)
----------------------------------   --------   ------------   --------------   ---------------------

Jean B. Buttner ..................    2004         917,286              --              16,814
 Chairman of the Board and            2003         898,419              --              16,017
 Chief Executive Officer              2002         881,667              --              17,976

Samuel Eisenstadt ................    2004         138,900         125,000              13,890
 Senior Vice President and            2003         138,900         122,917              13,547
 Research Chairman                    2002         136,250         120,000              13,469

David T. Henigson ................    2004         100,000         415,000              10,000
 Vice President                       2003         100,000         415,000               9,800
                                      2002         100,000         395,000              10,000

Howard A. Brecher ................    2004          50,000         400,000               5,000
 Vice President                       2003          50,000         375,000               4,900
                                      2002          50,000         325,000               5,000

Stephen R. Anastasio (c) .........    2004         100,000         120,000              10,000
 Chief Financial Officer              2003         100,000         120,000               9,800
                                      2002         100,000         101,062              10,000

------------
(a)  A portion of the bonuses are contingent upon future employment.

(b)  Employees of the Company are members of the Profit Sharing and Savings Plan
     (the "Plan"). The Plan provides for a discretionary annual contribution out of net operating income which is (subject to legal limitations)
     proportionate to the salaries of eligible employees. The Company's contribution expense was $1,217,000 for the year ended April 30, 2004. Each employee's interest in the Plan is invested in such proportions as the employee may elect in shares of one or more of the mutual funds available under the Plan for which the Company acts as investment adviser.
     Distributions under the Plan vest in accordance with a schedule based upon the employee's length of service and are payable upon request at the time of the employee's retirement, death, total disability, or termination of employment.

(c)  Mr. Anastasio, age 45, became Chief Financial Officer in April 2003. He had been Corporate Comptroller since 1989.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Arnold Bernhard & Co., Inc. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The
Company and Arnold Bernhard & Co., Inc. allocate costs for office space, equipment and supplies and staff pursuant to a servicing and reimbursement arrangement. During the year ended April 30, 2004, the Company was reimbursed
$489,000 for such expenses. In addition, a tax-sharing arrangement allocates the tax liabilities of the two companies between them. The Company pays to
Arnold Bernhard & Co., Inc. an amount equal to the Company's liability as if it filed separate tax returns.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of the three independent directors named below. The Committee has adopted a written charter which has been approved by the Board of Directors of the Company. The Committee
has reviewed and discussed Value Line's audited 2004 financial statements with management. The Committee has discussed with Horowitz & Ullmann, P.C., the
Company's independent auditors, the matters required to be discussed by SAS 61
(Communication with Audit Committee). The Committee has received from Horowitz
& Ullmann, P.C. the written disclosures and the letter required by Independence
Standards Board Standard No. 1 (Independence Discussions with Audit
Committees). The Committee has discussed with Horowitz & Ullmann, P.C. its independence and has considered whether the provision by Horowitz & Ullmann,
P.C. of non-audit services is compatible with maintaining its independence.

     Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements certified by Horowitz & Ullmann, P.C. be included in the Company's Annual
Report on Form 10-K for the fiscal year ended April 30, 2004 for filing with the Securities and Exchange Commission.

Harold Bernard, Jr.
Herbert Pardes, M.D.
Marion N. Ruth

AUDIT AND NON-AUDIT FEES

     For the fiscal year ended April 30, 2004, fees for services provided by
Horowitz & Ullmann, P.C., were as follows:

                                           2003         2004
                                        ----------   ----------
        Audit fees ..................    $93,290      $95,715
        Audit-related fees ..........     26,010       29,910
        Tax fees ....................     84,105       81,200
        All other fees ..............     51,660       44,000

     The Company's Audit Committee reviews all fees charged by the Company's independent auditors and monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors and fees charged.

                         COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is intended to support the
Company's attraction and retention of capable and experienced executives, to promote successful divisional and corporate performance and to compensate appropriately executives who contribute to the operations and long-term profitability of the Company. The following guidelines have been established to carry out this policy:

     (a)  Base salaries and bonuses should be maintained at levels consistent with competitive market compensation; and

     (b)  A portion of the executive compensation should reflect the performance of the Company and the individual.

     The Company's compensation program is comprised of two main components:
Base Salary and Incentive Compensation (Bonus).

BASE SALARY

     Base salaries for the Company's executives take into account the compensation policies of companies of comparable size engaged in the business of publishing or investment management, as applicable. The Committee believes that the base salary levels as established are reasonable and competitive and necessary to attract and retain key employees.

ANNUAL INCENTIVE COMPENSATION PLAN

     Bonus payments are awarded to executives based upon competitive conditions, individual performance and the success of the Company. The performance of the Company and its departments and attainment of individual goals and objectives are given approximately equal weighting in determining bonuses paid to executive officers. The Company's compensation approach takes into account a full range of criteria important to the Company's long-term strategies, rather than relying on inflexible numerical performance targets.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 2004

     Jean B. Buttner's base salary in fiscal 2004 was increased from that paid in fiscal 2003 on the basis of the general cost-of-living percentage increase awarded to Company personnel. In reviewing the Chief Executive Officer's performance during the past year, the Compensation Committee took note of the
Company's success in several financial and other measures. Net income and earnings per share increased over the 2003 results, as did revenue. Total shareholder return in fiscal 2004 (including increase in stock price, regular and special dividends) was 33.3%; three-year shareholder return through the end of fiscal 2004 was 19.5% per annum. Licensing revenues are growing, with the offering of additional closed-end funds.

     During the fiscal year, the Company declared dividends totaling $18.50 per share. Dividends contributed to a total return to shareholders in excess of
33%, outpacing the peer group.

     The Company's consultants, Pearl Meyer & Partners, did a statistical analysis of both Mrs. Buttner's salary and the financial performance of the
Company in comparison with performance and compensation at a peer group of other corporations in the publishing and investment management industries developed

by the consultants and listed on page 10. The Pearl Meyer firm observed that although Value Line was not among the larger companies in the peer group, its return on sales and total shareholder return ranked high in the peer group.

     The Committee noted Mrs. Buttner's personal leadership contributions in guiding the Company to growth during a period of prolonged challenge for the financial industry. The Pearl Meyer firm concluded that a discretionary bonus of about $200,000 would be appropriate.

     The Pearl Meyer firm commented that the CEO's compensation ranked at the top 14th percentile of cash compensation. When stock option compensation awarded to many of the CEO's of the peer group companies -- but not awarded by
Value Line to its CEO, because of her already substantial ownership interest in the Company's parent corporation -- is taken into account, Mrs. Buttner's compensation this year ranks below the bottom 10th percentile among the peer group.

     Despite her outstanding achievements and leadership as Chief Executive,
Mrs. Buttner requested that no bonus be paid to her this year in view of the challenges faced by the Company in the continuing volatile market environment.
The Committee thought it inappropriate to further pursue consideration of a bonus in light of this request.

                                                COMPENSATION COMMITTEE

                                                    Marion N. Ruth
                                                   Howard A. Brecher
                                                   David T. Henigson

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The names of the members of the Compensation Committee during the fiscal year ended April 30, 2004 are set forth above. During such fiscal year, each of
Howard A. Brecher and David T. Henigson served as an officer and director of the Company and each of its subsidiaries. Each of such individuals also served as an officer and director of Arnold Bernhard & Co., Inc. Marion N. Ruth served as a director of the Company and as a director or trustee of each of the 14
Value Line Mutual Funds. Certain relationships between the Company and Arnold
Bernhard & Co., Inc. are described above under "Certain Relationships and
Related Transactions."

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              Value Line, Inc., Russell 2000 Index And Peer Group
                     (Performance Results Through 4/30/04)

                               [GRAPHIC OMITTED]

$400

$350

$300

$250

$200

$150

$100

 $50

  $0

1999      2000      2001      2002      2003       2004

 Value Line, Inc.       $ 100.00       $  96.84      $ 113.72       $ 138.08       $ 144.76       $ 194.04
 Russell 2000 Index     $ 100.00       $ 116.97      $ 110.68       $ 116.46       $  90.92       $ 127.66
 Peer Group             $ 100.00       $ 136.78      $ 185.70       $ 219.49       $ 185.99       $ 227.02

Assumes $100 invested at the close of trading 4/30/99 in Value Line, Inc.
common stock, Russell 2000 Index, and Peer Group.

*  Cumulative total return assumes reinvestment of dividends.

  The Peer Group is comprised of the following companies:

   BKF Capital Group, Inc.      Information Holdings Inc.        Lee Enterprises, Inc.
   Courier Corp.                The John Nuveen Company Inc.     Thomas Nelson Inc.
   Eaton Vance Corp.            John Wiley & Sons, Inc.          Waddell & Reed Financial Inc.
   Federated Investors Inc.

  The Peer Group that was used in the Comparison of Five-Year Cumulative Total
  Return table in the Proxy Statement for the Company's 2003 Annual Meeting of
  Shareholders included Sound View Technology Group, Inc. and did not include
  BKF Capital Group, Inc. or Information Holdings Inc. The common stock of
  Sound View Technology Group, Inc. ceased to be publicly traded. BKF Capital
  Group, Inc. and Information Holdings Inc. were substituted at the recommendation of the Company's compensation consultant, Pearl Meyer &
  Partners, and the Peer Group performance for the entire five-year period was recomputed to include BKF Capital Group, Inc. and Information Holdings Inc.
  for the entire period.

                                       10

     The Compensation Committee Report, the Report of the Audit Committee and
the Comparative Five-Year Total Return graph shall not be deemed to be
"soliciting material" or to be "filed" with the Securities and Exchange
Commission or subject to Regulation 14A or 14C of the Regulations of the
Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to the liabilities of Section 18 of the
Exchange Act.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The independent certified public accountants selected by the Board of
Directors to audit the Company's books and records for the 2005 fiscal year are the firm of Horowitz & Ullmann, P.C., which firm also audited the Company's books and records for the fiscal year ended April 30, 2004. It is expected that a representative of Horowitz & Ullmann, P.C. will be present at the Annual
Meeting. The representative of Horowitz & Ullmann, P.C. will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate shareholder questions.

               SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Shareholder proposals intended for presentation at the next Annual Meeting of Shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 22,
2005. The Company's By-Laws contain other procedures for proposals to be properly brought before an annual meeting of shareholders. To be timely, a shareholder must have given written notice of a proposal to the Chairman of the
Board of Directors with a copy to the Secretary and such notice must be received at the principal executive offices of the Company not less than thirty nor more than sixty days prior to the scheduled annual meeting; provided, however, that if less than forty days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such shareholder's notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder on the date of such shareholder notice and (iv) any material interest of the shareholder in such proposal.

                            FORM 10-K ANNUAL REPORT

     ANY SHAREHOLDER WHO DESIRES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM
10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2004 FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION MAY OBTAIN A COPY (EXCLUDING EXHIBITS) WITHOUT CHARGE BY
ADDRESSING A REQUEST TO THE SECRETARY OF THE COMPANY AT 220 EAST 42ND STREET,
NEW YORK, NEW YORK 10017. EXHIBITS MAY ALSO BE REQUESTED, AT A CHARGE EQUAL TO
THE REPRODUCTION AND MAILING COSTS.

                                    GENERAL

     The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of
Shareholders. However, if any other business is properly brought before the meeting, it is the intention of the persons directed to vote the shareholders'
stock to vote such stock in accordance with their best judgment.

     The Company is mailing its Annual Report for the fiscal year ended April
30, 2004 to shareholders together with this Proxy Statement.

                                       11

                                                                      APPENDIX A

                               VALUE LINE, INC.

                            AUDIT COMMITTEE CHARTER

     The Board of Directors (the "Board") of Value Line, Inc. (the "Company")
shall appoint the Audit Committee (the "Audit Committee") which should be constituted and have the responsibility and authority as described herein.

PURPOSE

     The Audit Committee's primary purpose shall be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

ACTIVITIES

     In carrying out its responsibility, the Audit Committee shall undertake the following activities:

   1.  The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Audit Committee.

   2.  Procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters have been established as follows:

       a. Anyone with concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints to any of the Company's officers. All such concerns and complaints will be forwarded to the
          CEO. A record of all complaints and concerns received will be provided to the Audit Committee each fiscal quarter by the Company's
          Legal Counsel or any of its officers.

          The Audit Committee will evaluate the merits of any concerns or complaints received by it and authorize such follow-up actions, if any, as it deems necessary or appropriate to address the substance of the concern or complaint.

          The Company will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern, unless it is determined that the report was made with knowledge that it was false.

   3.  The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

   4.  The Company shall provide for appropriate funding, as determined by the
       Audit Committee, in its capacity as a committee of the board of directors, for payment of:

       a. Compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

       b. Compensation to any advisers employed by the Audit Committee under paragraph (3); and

       c. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

   5.  The Audit Committee shall pre-approve all audit and permitted non-audit services to be provided by the independent auditor. The Audit Committee may delegate authority to pre-approve all auditing and permitted non-audit services in accordance with pre-approval policies and procedures established by the Audit Committee, provided that the Audit
       Committee is informed of each service so approved at the next meeting of the Audit Committee. These pre-approval requirements are subject to the exception for the de minimus provision of services set forth in
       Securities and Exchange Commission Regulation S-X, Section 2.01(c)(7)
       (i)(C).

   6.  The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit and approve the proposed fee for the audit.

   7.  The Audit Committee shall receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the
       Board take appropriate action to insure the independence of the auditor.

   8.  The Audit Committee shall receive the report of the independent auditor, prior to the filing of the independent auditor's audit report with the Securities and Exchange Commission, with respect to:

       a. All critical accounting policies and practices to be used;

       b. All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including:

          i. Ramifications of the use of such alternative disclosures and treatments; and

          ii. The treatment preferred by the independent auditor; and

       c. Other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

   9.  The Audit Committee shall receive any report by the Company's chief financial officer and/or chief executive officer concerning:

       a. any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting of the Company which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial data; and

       b. any fraud regarding company business, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

                                       2

   10. The Audit Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No.
       61 relating to the conduct of the audit, including:

       a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

       b. Significant financial reporting issues and judgments; and

       c. Any major changes to the Company's auditing and accounting principles and practices.

   11. Obtain from the independent auditor assurance that Section 10A of the
       Securities Exchange Act of 1934 has not been implicated.

   12. Review the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

   13. Adopt the report (to be prepared by the Company's legal counsel)
       required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, which shall include a statement of whether the Audit Committee recommends to the Board of
       Directors that the audited financial statements be included in the
       Company's annual report on Form 10-K.

   14. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     The Audit Committee shall meet at least two times a year and make an oral report to the Board following each meeting.

     While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
This is the responsibility of management and the independent auditor.

                                       3

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE            Please
UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN,            Mark Here
THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF                for Address   [ ]
NOMINEES AS DIRECTORS.                                        Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1.    ELECTION OF NOMINEES AS DIRECTORS:

              FOR all nominees                     WITHHOLD
            listed to the right                   AUTHORITY
             (except as marked                 to vote for all
              to the contrary)           nominees listed to the right

                    [ ]                              [ ]

01 M. Asher, 02 H. Bernard, Jr., 03 H.A. Brecher, 04 E. Buttner, 05 J. Buttner,
06 S. Eisenstadt, 07 D.T. Henigson, 08 H.Pardes and 09 E. Shanahan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

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Please sign exactly as your name appears to the left. When signing as Trustee,
Executor, Administrator, or Officer of a corporation, give title as such.

Dated:____________________________________________________________________, 2004

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                                    Signature

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                           Signature if owned jointly

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

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                             FOLD AND DETACH HERE

                                   P R O X Y

                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                               NEW YORK, NY 10017
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby authorizes and directs Howard A. Brecher and David
T. Henigson and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Stockholders of VALUE LINE, INC. on
Thursday, October 14, 2004, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

                           (CONTINUED ON REVERSE SIDE)

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    Address Change/Comments (Mark the corresponding box on the reverse side)

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                             FOLD AND DETACH HERE